SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of March 1, 1999,
              providing for the issuance of REMIC Home Equity Loan
                   Pass-Through Certificates, Series 1999-HE1)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)


      New Jersey                  33-5042                    21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
  of incorporation)                 File Number)           Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On March 25, 1999, GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE1 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated March 12, 1999 as supplemented by the Prospectus Supplement dated March 23, 1999.

The original principal balance of each class of the Certificates is as follows:


         Class A1                                    $172,000,000.00
         Class A2                                     $47,000,000.00
         Class A3                                     $83,995,000.00
         Class A4                                     $24,000,000.00
         Class A5                                     $43,000,000.00
         Class A6                                     $32,636,000.00
         Class A7                                     $44,000,000.00
         Class R2                                          $1,000.00
         Class M                                      $17,815,000.00
         Class B1                                     $15,270,000.00
         Class B2                                     $11,453,000.00
         Class B3                                      $5,854,000.00
         Class B4                                      $3,563,000.00
         Class B5                                      $8,399,591.75
         Class S (1)
                                                 ------------------------
                                          Total      $508,986,591.75
                                                 ------------------------


(1) The Class S has an original Notional Principal Balance equal to $508,986,591.75

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 12.25% and 87.75% respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $10,179,732 and $5,089,866 respectively, representing approximately 0.01%, 2.00% and 1.00%, respectively, of the aggregate Principal Balances of the Mortgage Loans as of March 1, 1999 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 98.85% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 1.15% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

     The Mortgage Rates borne by the Mortgage Loans range from approximately 6.55% to 15.26% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.415% per annum. The original principal balances of the Mortgage Loans range from approximately $5,200.00 to $560,000.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $79,158 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is October 1992, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is March 2029. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 45 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 251 months. Approximately 32.03% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 175 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 1.30% to 100.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 74.78%. The Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 8.17% to 100.00%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 79.36%. No more than approximately 0.50% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     No more than approximately 0.50% (by Principal Balance as of the Cut-off
Date) of the Mortgage Loans have been originated under GECMSI's no income verification programs.

     Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                         Cut-off Date Principal Balances

------------------------------------ -------------------------- --------------------------- ---------------------------------
       Range of Cut-off Date                 Number of                 Cut-off Date            Percentage of Cut-off Date
        Principal Balances                Mortgage Loans            Principal Balance         Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ---------------------------------
$    00.00 -   10,000.00                          39                     $336,059.85                    0.07%
 10,000.01 -   20,000.00                         342                   $5,446,853.58                    1.07%
 20,000.01 -   30,000.00                         514                  $13,027,974.07                    2.56%
 30,000.01 -   40,000.00                         550                  $19,551,913.88                    3.84%
 40,000.01 -   50,000.00                         645                  $29,313,565.58                    5.76%
 50,000.01 -   60,000.00                         755                  $41,687,321.02                    8.19%
 60,000.01 -   75,000.00                       1,001                  $67,311,629.37                   13.22%
 75,000.01 -  100,000.00                       1,050                  $90,630,981.10                   17.81%
100,000.01 -  150,000.00                         961                 $114,817,970.57                   22.56%
150,000.01 -  200,000.00                         304                  $52,088,348.33                   10.23%
200,000.01 -  250,000.00                         122                  $27,366,998.15                    5.38%
250,000.01 -  300,000.00                          70                  $19,303,490.87                    3.79%
300,000.01 -  350,000.00                          45                  $14,534,981.15                    2.86%
350,000.01 -  400,000.00                          15                   $5,691,846.24                    1.12%
400,000.01 -  500,000.00                          15                   $6,793,519.08                    1.33%
500,000.01 and  Above                             2                   $ 1,083,138.91                    0.21%
                                     ========================== =========================== =================================
                              Total           6,430                 $508,,986,591.75                  100.00%
                                     ========================== =========================== =================================

                                 Mortgage Rates


------------------------------------ -------------------------- --------------------------- -----------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
      Range of Mortgage Rates             Mortgage Loans            Principal Balance          Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- -----------------------------------
   0.000 -   7.500%                             131                    $12,058,186.35                    2.37%
   7.501 -   8.000                              492                    $47,284,911.69                    9.29%
   8.001 -   8.500                              857                    $79,936,807.54                   15.71%
   8.501 -   9.000                            1,017                    $89,648,493.78                   17.61%
   9.001 -   9.500                              830                    $67,079,218.76                   13.18%
   9.501 -  10.000                            1,095                    $84,503,711.52                   16.60%
  10.001 -  10.500                              607                    $43,217,217.34                    8.49%
 10.501 -   11.000                              648                    $43,311,662.95                    8.51%
 11.001 -   11.500                              272                    $16,171,792.84                    3.18%
 11.501 -   12.000                              232                    $13,744,812.57                    2.70%
 12.001 -   12.500                              123                     $6,580,293.52                    1.29%
 12.501 -   13.000                               63                     $2,971,553.28                    0.58%
 13.001 -   13.500                               24                       $803,480.01                    0.16%
 13.501 -   14.000                               25                     $1,089,252.63                    0.21%
 14.001 -   15.000                               10                       $365,098.80                    0.07%
 15.001 and Above                                 4                       $220,098.17                    0.04%
                                     ========================== =========================== ===================================
                              Total           6,430                  $508,986,591.75                   100.00%
                                     ========================== =========================== ===================================

                 Geographic Distribution of Mortgaged Properties

---------------------------- --------------------- ---------------------- ------------------------------------
                                  Number of            Cut-off Date       Percentage of Cut-off Date Aggregate
           State                Mortgage Loans       Principal Balance           Principal Balance
---------------------------- --------------------- ---------------------- ------------------------------------

Alabama                                 206             $12,002,555.02                2.36%
Alaska                                    1                 $21,899.82                0.00%
Arizona                                  56              $5,216,588.40                1.02%
Arkansas                                 27              $1,907,581.64                0.37%
California                              180             $23,325,980.77                4.58%
Colorado                                185             $17,321,988.05                3.40%
Connecticut                              80              $7,710,246.13                1.51%
Delaware                                 36              $3,024,057.46                0.59%
District of Columbia                     80              $6,842,509.53                1.34%
Florida                                 921             $63,444,781.73               12.46%
Georgia                                 192             $14,446,872.08                2.84%
Hawaii                                    1                $231,169.02                0.05%
Idaho                                    21              $1,592,560.68                0.31%
Illinois                                384             $33,541,099.92                6.59%
Indiana                                 209             $12,957,869.42                2.55%
Iowa                                     19              $1,254,508.99                0.25%
Kansas                                   36              $2,350,108.84                0.46%
Kentucky                                 84              $5,521,544.53                1.08%
Louisiana                                52              $3,230,730.01                0.63%
Maine                                     8                $495,031.25                0.10%
Maryland                                278             $27,124,987.70                5.33%
Massachusetts                            99              $8,845,432.13                1.74%
Michigan                                239             $17,460,148.92                3.43%
Minnesota                                15              $1,104,615.98                0.22%
Mississippi                              44              $2,479,806.70                0.48%
Missouri                                 98              $7,207,201.43                1.42%
Montana                                   8                $795,431.85                0.16%
Nebraska                                 36              $2,227,411.78                0.44%
Nevada                                   13                $957,442.44                0.19%
New Hampshire                             3                $297,313.89                0.06%
New Jersey                              256             $24,610,645.43                4.84%
New Mexico                               31              $2,061,506.59                0.41%
New York                                467             $41,439,419.25                8.14%
North Carolina                          420             $30,484,934.05                5.99%
North Dakota                              1                 $44,615.61                0.01%
Ohio                                    421             $30,451,903.30                5.98%
Oklahoma                                 19              $1,075,270.67                0.21%
Oregon                                   71              $7,185,293.56                1.41%
Pennsylvania                            248             $18,721,260.92                3.68%
Rhode Island                             40              $3,248,371.49                0.64%
South Carolina                          250             $15,554,402.17                3.06%
South Dakota                              1                 $59,466.44                0.01%
Tennessee                               204             $14,738,602.47                2.90%
Texas                                    24              $2,898,138.83                0.57%
Utah                                     61              $5,475,008.85                1.08%
Vermont                                  19              $1,719,842.18                0.34%
Virginia                                168             $13,748,290.84                2.70%
Washington                               59              $6,259,374.09                1.23%
West Virginia                            16              $1,153,708.21                0.23%
Wisconsin                                33              $2,545,112.51                0.50%
Wyoming                                  10                $571,948.18                0.11%

                             ===================== ====================== =======================================================
                      Total           6,430            $508,986,591.75              100.00%
                             ===================== ====================== =======================================================

                           Priority of Mortgage Loans

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
             Priority                     Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
First-priority                                5,387                   $470,747,714.28                   92.49%
Second-priority                               1,043                    $38,238,877.47                    7.51%
                                     ========================== =========================== ====================================
                              Total           6,430                   $508,986,591.75                  100.00%
                                     ========================== =========================== ====================================


                               Year of Origination

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
        Year of Origination               Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
1999                                            300                   $24,908,550.17                     4.89%
1998                                          5,969                  $468,519,044.72                    92.05%
1997                                            159                   $15,513,756.60                     3.05%
1995                                              1                       $21,141.62                     0.00%
1992                                              1                       $24,098.64                     0.00%
                                     ========================== =========================== ====================================
                              Total           6,430                  $508,986,591.75                   100.00%
                                     ========================== =========================== ====================================


           Months Remaining to Stated Maturity as of the Cut-off Date

-------------------------------------- -------------------------- -------------------------- -----------------------------------
       Number of Months
     Remaining of Stated                       Number of                Cut-off Date             Percentage of Cut-off Date
          Maturity                          Mortgage Loans            Principal Balance         Aggregate Principal Balance
-------------------------------------- -------------------------- -------------------------- -----------------------------------
  36 - 59                                          30                       $819,514.80                   0.16%
  60 - 84                                          15                       $485,764.62                   0.10%
  85 - 107                                         12                       $357,142.34                   0.07%
108 - 131                                         303                    $10,755,508.96                   2.11%
132 - 155                                          20                     $1,115,347.56                   0.22%
156 - 179                                       2,814                   $214,007,848.99                  42.05%
180 - 239                                       1,171                    $78,805,044.59                  15.48%
240 & Above                                     2,065                   $202,640,419.89                  39.81%
                                       ========================== ========================== ===================================
                                Total           6,430                   $508,986,591.75                 100.00%
                                       ========================== ========================== ===================================

                        Types of Mortgaged Properties (1)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
           Property Type                  Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
Single-family detached                          5,583                 $445,565,104.46                    87.54%
Single-family attached                            227                  $15,054,945.83                     2.96%
2 - 4 family                                      250                  $24,347,864.22                     4.78%
Condo                                             133                  $10,123,836.55                     1.99%
Manufactured housing                              237                  $13,894,840.69                     2.73%

                                     ========================== =========================== ====================================
                              Total            6,430                 $508,986,591.75                    100.00%
                                     ========================== =========================== ====================================



                       Use of Mortgaged Properties (1)(2)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
                Use                       Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
Primary residence                               6,212                 $495,850,026.24                       97.42%
Non-primary residence(2)                          218                  $13,136,565.51                        2.58%
                                     ========================== =========================== ====================================
                              Total            6,430                  $508,986,591.75                      100.00%
                                     ========================== =========================== ====================================

(1)  Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                                  Second-Lien
                      Combined Loan-to-Value Ratio (1) (2)
                        (for Second-Lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------

         Range of Combined           Number of Mortgage Loans          Cut-off Date             Percentage of Cut-off Date
       Loan-to-Value Ratios          in a Second-Lien Position      Principal Balance        Aggregate Principal Balance in a
                                                                                                   Second-Lien Position
------------------------------------ -------------------------- --------------------------- ------------------------------------
     0 - 10.00                                      1                      $82,273.74                        0.22%
 10.01 - 20.00                                      1                      $54,344.85                        0.14%
 20.01 - 30.00                                      1                      $48,762.55                        0.13%
 30.01 - 40.00                                     14                     $726,697.56                        1.90%
 40.01 - 50.00                                     19                     $712,607.10                        1.86%
 50.01 - 60.00                                     42                   $1,286,533.87                        3.36%
 60.01 - 70.00                                     95                   $3,364,607.35                        8.80%
 70.01 - 75.00                                    106                   $4,551,631.31                       11.90%
 75.01 - 80.00                                    244                   $9,744,747.61                       25.48%
 80.01 - 85.00                                    315                   $9,651,539.11                       25.24%
 85.01 - 90.00                                     42                   $1,858,694.45                        4.86%
90.01 and Above                                   163                   $6,156,437.97                       16.10%
                                     ========================== =========================== ====================================
                              Total             1,043                  $38,238,877.47                      100.00%
                                     ========================== =========================== ====================================

(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 79.36%.

                     Home Equity Loan-to-Value Ratio (1) (2)

------------------------------------ -------------------------- --------------------------- ------------------------------------

       Range of Home Equity          Number of Mortgage Loans          Cut-off Date             Percentage of Cut-off Date
       Loan-to-Value Ratios                                         Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
  0.00 - 10.00%                                    81                   $1,790,026.63                        0.35%
 10.01 - 20.00                                    494                  $14,595,042.02                        2.87%
 20.01 - 30.00                                    344                  $13,807,589.26                        2.71%
 30.01 - 40.00                                    224                  $10,424,544.65                        2.05%
 40.01 - 50.00                                    198                  $10,480,926.01                        2.06%
 50.01 - 60.00                                    218                  $15,225,166.19                        2.99%
 60.01 - 70.00                                    497                  $39,651,628.06                        7.79%
 70.01 - 75.00                                    537                  $46,492,787.58                        9.13%
 75.01 - 80.00                                  2,012                 $182,229,274.26                       35.80%
 80.01 - 85.00                                    788                  $70,844,867.84                       13.92%
 85.01 - 90.00                                  1,023                 $102,162,149.72                       20.07%
 90.01 & Above                                     14                   $1,282,589.53                        0.25%
                                     ========================== =========================== ====================================
                              Total             6,430                 $508,986,591.75                      100.00%
                                     ========================== =========================== ====================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 10.35% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 74.78%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 78.78% and 25.50%, respectively.

                         Home Equity Loan Ratio (1) (2)
                        (for second-lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                                                                                Percentage of Cut-off Date
                                             Number of                                        Aggregate Principal Balance of
           Range of Home                Mortgage Loans in a            Cut-off Date           Mortgage Loans in a Second-Lien
        Equity Loan Ratios             Second-Lien Position         Principal Balance                    Position
------------------------------------ -------------------------- --------------------------- ------------------------------------
     0 - 10.00%                                    76                   $1,547,189.28                        4.05%
 10.01 - 20.00                                    474                  $14,044,530.72                       36.73%
 20.01 - 30.00                                    296                  $12,273,647.61                       32.10%
 30.01 - 40.00                                    124                   $5,951,192.14                       15.56%
 40.01 - 50.00                                     47                   $2,384,349.65                        6.24%
 50.01 - 60.00                                     15                     $948,598.05                        2.48%
 60.01 - 70.00                                      9                     $932,332.83                        2.44%
 70.01 - 75.00                                      1                      $51,889.16                        0.14%
 75.01 - 80.00                                      1                     $105,148.03                        0.27%
                                     -------------------------- --------------------------- ------------------------------------
                             Total:             1,043                  $38,238,877.47                      100.00%
                                     ========================== =========================== ====================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 25.50%.

                                    Loan Type

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
               Type                       Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
Fully amortizing                                4,770                 $345,961,072.70                       67.97%
Balloon                                         1,660                 $163,025,519.05                       32.03%
                                     ========================== =========================== ====================================
                              Total             6,430                 $508,986,591.75                      100.00%
                                     ========================== =========================== ====================================

           Months Remaining to Stated Maturity as of the Cut-off Date
                               (for Balloon Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
   Number of Months Remaining to
Stated Maturity as of Cut-off Date           Number of                                          Percentage of Cut-off Date
                                     Balloon Mortgage Loans           Cut-off Date           Aggregate Principal Balance of
                                                                    Principal Balance                  Balloon Loans
------------------------------------ -------------------------- --------------------------- ------------------------------------
 60 - 84                                            1                     $119,623.13                        0.07%
108 - 131                                           1                      $39,656.68                        0.02%
156 - 179                                       1,583                 $153,471,109.24                       94.14%
180 - 239                                          75                   $9,395,130.00                        5.76%
                                     ========================== =========================== ====================================
                              Total             1,660                 $163,025,519.05                      100.00%
                                     ========================== =========================== ====================================

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1 The Underwriting Agreement for the Series 1999-HE1 Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated March 23, 1999, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and Morgan Stanley & Co. Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-HE1 Certificates dated as of March 1, 1999 between GE Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                  GE Capital Mortgage Services, Inc.




                  By:    /s/ Syed W. Ali
                         ---------------
                  Name:  Syed W. Ali
                  Title: Vice President







Dated as of  March 25, 1999

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                  GE Capital Mortgage Services, Inc.




                  By:
                  Name:  Syed W. Ali
                  Title: Vice President







Dated as of  March 25, 1999

                                  EXHIBIT INDEX


The exhibits are being filed herewith:

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 EXHIBIT NO.                    DESCRIPTION                 PAGE
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     1.1          The Underwriting Agreement dated
                  September 24, 1996, as modified and
                  supplemented by the related terms
                  agreement dated March 23, 1999 between
                  GE Capital Mortgage Services, Inc., and
                  Prudential Securities Incorporated and
                  Morgan Stanley & Co. Incorporated.

     4.1          The Pooling and Servicing Agreement for
                  the Series 1999-HE1 Certificates dated
                  as of  March 1, 1999 between GE Capital
                  Mortgage Services, Inc., as seller and
                  servicer, and The First National Bank
                  of Chicago, as trustee.
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